Ex. 99.1

Katapult Reports Second Quarter Results
Gross Originations Increase 5%, 15th Consecutive Quarter of Growth
Revenue Grows 4% ; Adjusted EBITDA Increases Nearly 280%
Pending Merger Transaction with The Aaron’s Company and CCF Holdings LLC Expected to Create a Scaled Financial Solutions Platform for Nonprime Consumers

PLANO, Texas, DATE, 2026— Katapult Holdings, Inc. (“Katapult” or the “Company”) (NASDAQ: KPLT), an e-commerce-focused financial technology company, today reported its financial results for the second quarter ended June 30, 2026.

“This quarter we achieved our 15th consecutive quarter of gross originations growth, which reflects both the demand for our lease-to-own product and the dedication of our team,” said Orlando Zayas, CEO of Katapult. “Our consistently high Net Promoter Scores and repeat customer rates demonstrate the trusted relationships we’ve built with consumers and merchant-partners alike, and I’m incredibly proud of what our team has accomplished. As we approach the completion of our transaction with Aaron’s and CCF Holdings, we remain confident that this combination will deliver meaningful benefits for all of our stakeholders. Together, we are creating a scaled, omnichannel platform with a comprehensive suite of financial solutions that will enable us to serve even more nonprime consumers, and I couldn’t be more excited about the road ahead.”

Second Quarter 2026 Financial Highlights

(All comparisons are year-over-year unless stated otherwise.)

•Gross originations were $75.5 million, an increase of 4.7%. Excluding the home furnishings and mattress category, gross originations grew 31.0% year-over-year.
•Total revenue was $74.8 million, an increase of 4.0%.
•Total operating expenses in the second quarter increased by $0.9 million. Our fixed cash operating expenses2, which exclude transaction related costs and other non-cash and variable expenses, decreased by 1.0% year-over-year.
•Loss from operations was $(1.9) million, compared with a loss of $(1.4) million in the second quarter of 2025.
•Net loss was $(4.4) million for the second quarter of 2026, a 44.0% improvement compared with net loss of $(7.8) million reported for the second quarter of 2025. This year-over-year improvement was mainly driven by a $2.2 million decrease in interest expense due to the absence of the Term Loan in 2026 following its extinguishment in November 2025.
•Adjusted net loss1 was $(3.0) million for the second quarter of 2026, an improvement compared with adjusted net loss of $(5.7) million reported for the second quarter of 2025.
•Adjusted EBITDA1 was $1.2 million for the second quarter of 2026 an improvement compared to Adjusted EBITDA2 of $0.3 million in the second quarter of 2025.
•Katapult ended the quarter with total cash and cash equivalents of $24.1 million, which includes $6.0 million of restricted cash. The Company ended the quarter with $74.1 million of outstanding debt on its revolving credit facility.
•Cash provided by operations for the six months ended June 30, 2026 was $6.1 million, compared with cash used in operating activities of $3.2 million during the six months ended June 30, 2025.

•Write-offs as a percentage of revenue were 9.7% in the second quarter of 2026 and are within the Company’s 8% to 10% long-term target range. This compares to 9.8% in the second quarter of 2025.

[1] Please refer to the “Reconciliation of Non-GAAP Measure and Certain Other Data” section and the GAAP to non-GAAP reconciliation tables below for more information.

Pending Mergers with The Aaron’s Company and CCF Holdings LLC

On December 11, 2025, we entered into an agreement (the “Merger Agreement”) to merge with Aaron’s Intermediate Holdco, Inc. (“Aaron’s”) and CCF Holdings LLC (“CCF Holdings”).

We expect this transaction to close in August 2026, subject to requisite stockholder approval and the satisfaction of other customary closing conditions.

Additional information regarding the Merger Agreement and the transaction is included in the notes to our condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 that we filed with the Securities and Exchange Commission.

In light of the pending mergers with Aaron’s and CCF Holdings, Katapult is not hosting a conference call to discuss second quarter financial results nor is the company providing a business outlook at this time.

About Katapult

Katapult is a technology driven lease-to-own platform that integrates with omnichannel retailers and e-commerce platforms to power the purchasing of everyday durable goods for underserved U.S. non-prime consumers. Through our point-of-sale (POS) integrations and innovative mobile app featuring Katapult Pay(R)(“KPay”), consumers who may be unable to access traditional financing can shop a growing network of merchant partners. Our process is simple, fast, and transparent. We believe that seeing the good in people is good for business, humanizing the way underserved consumers get the things they need with payment solutions based on fairness and dignity.

Contact

Jennifer Cohn Kull
VP of Investor Relations
ir@katapult.com

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements may be identified by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will,” “would,” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to: in this Press Release statements regarding the all-stock merger transaction of Katapult, Aaron’s and CCF Holdings, the closing of the transaction and the timing thereof; the financial and business impact of the transaction and the expected benefits of the transaction; and future opportunities for the combined company and the future operations of the combined company. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of our management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to meet closing conditions to the proposed transaction, including stockholder approval, and the occurrence of any event, change or other circumstance that could delay the proposed transaction, or give rise to the termination of the Merger Agreement; potential adverse reactions or changes to business relationships resulting from the announcement of the mergers; litigation relating to the proposed transaction; the inability to retain key personnel, or potential diminished productivity due to the impact of the proposed transaction on Katapult’s current and prospective employees, key management, customers, suppliers, franchisees and business partners; meeting future liquidity requirements and complying with restrictive covenants related to indebtedness; the combined company’s ability to successfully integrate and grow its business; anticipated tax treatment, unexpected costs, charges or expenses resulting from the transaction; the execution of our business strategy and expanding information and technology capabilities; our market opportunity and our ability to acquire new customers and retain existing customers; adoption and success of our mobile application featuring KPay; the timing and impact of our growth initiatives on our future financial performance; anticipated occurrence and timing of prime lending tightening and impact on our results of operations; general economic conditions in the markets where we operate, the cyclical nature of customer spending, and seasonal sales and spending patterns of customers; risks relating to factors affecting consumer spending that are not under our control, including, among others, levels of employment, disposable consumer income, inflation, prevailing interest rates, consumer debt and availability of credit, consumer confidence in future economic conditions, political conditions, and consumer perceptions of personal well-being and security and willingness and ability of customers to pay for the goods they lease through us when due; risks relating to uncertainty of our estimates of market opportunity and forecasts of market growth, including the home furnishings and retail environment; risks related to the concentration of a significant portion of our transaction volume with a single merchant partner, or type of merchant or industry; the effects of competition on our future business; the impact of unstable market and economic conditions such as rising inflation and interest rates; reliability of our platform and effectiveness of our risk model; data security breaches or other information technology incidents or disruptions, including cyber-attacks, and the protection of confidential, proprietary, personal and other information, including personal data of customers; ability to attract and retain employees, executive officers or directors; effectively respond to general economic and business conditions; obtain additional capital, including equity or debt financing and servicing our indebtedness; enhance future operating and financial results; anticipate rapid technological changes, including generative artificial intelligence and other new technologies; comply with laws and regulations applicable to our business and the business of the combined company, including laws and regulations related to rental purchase transactions; stay abreast of modified or new laws and regulations applying to our business, including with respect to rental purchase transactions and privacy regulations; maintain and grow relationships with merchants and partners; respond to uncertainties associated with product and service developments and market acceptance; the impacts of new U.S. federal income tax laws; material weaknesses in our internal control over financial reporting which, if not identified and remediated, could affect the reliability of our financial statements; successfully defend litigation; litigation, regulatory matters, complaints, adverse publicity and/or misconduct by employees, vendors and/or service providers; and other events or factors, including those resulting from civil unrest, war, foreign invasions, terrorism, public health crises and pandemics (such as COVID-19), trade wars, or responses to such events; and those factors discussed in greater detail in the section entitled “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission (“SEC”), including the Quarterly Report on Form 10-Q for the three months ended June 30, 2026 that we filed with the SEC.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. There can be no assurance that the transaction will be implemented or that plans of the respective directors and management of Katapult, Aaron’s and CCF Holdings will proceed as expected or will ultimately be successful. Undue reliance should not be placed on the forward-looking statements in this Press Release. All forward-looking statements contained herein are based on information available to us as of the date hereof, and we do not assume any obligation to update these statements as a result of new information or future events, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Key Performance Metrics

Katapult regularly reviews several metrics, including the following key metrics, to evaluate its business, measure its performance, identify trends affecting our business, formulate financial projections and make strategic decisions, which may also be useful to an investor: gross originations, total revenue, gross profit, adjusted gross profit and adjusted EBITDA.

Gross originations are defined as the retail price of the merchandise associated with lease-purchase agreements entered into during the period through the Katapult platform. Gross originations do not represent revenue earned. However, we believe this is a useful operating metric for both Katapult’s management and investors to use in assessing the volume of transactions that take place on Katapult’s platform.

Total revenue represents the summation of rental revenue and other revenue. Katapult measures this metric to assess the total view of pay through performance of its customers. Management believes looking at these components is useful to an investor as it helps to understand the total payment performance of customers.

Gross profit represents total revenue less cost of revenue, and is a measure presented in accordance with generally accepted accounting principles in the United States ("GAAP"). See the “Non-GAAP Financial Measures” section below for a description and presentation of adjusted gross profit and adjusted EBITDA, which are non-GAAP measures utilized by management.

Non-GAAP Financial Measures

To supplement the financial measures presented in this press release and related conference call or webcast in accordance with GAAP, the Company also presents the following non-GAAP and other measures of financial performance: adjusted gross profit, adjusted EBITDA, adjusted net loss and fixed cash operating expenses. The Company believes that for management and investors to more effectively compare core performance from period to period, the non-GAAP measures should exclude items that are not indicative of our results from ongoing business operations.The Company urges investors to consider non-GAAP measures only in conjunction with its GAAP financials and to review the reconciliation of the Company’s non-GAAP financial measures to its comparable GAAP financial measures, which are included in this press release.

Adjusted gross profit represents gross profit less variable operating expenses, which are servicing costs, and underwriting fees. Management believes that adjusted gross profit provides a meaningful understanding of one aspect of its performance specifically attributable to total revenue and the variable costs associated with total revenue.

Adjusted EBITDA is a non-GAAP financial measure that is defined as net income (loss) before interest expense and other fees, transaction related costs, stock-based compensation expense, debt refinancing costs, depreciation and amortization on property and equipment, intangibles and capitalized software, litigation and settlement expenses, provision for impairment of leased assets, interest income, gain on extinguishment of term loan and settlement of derivative liability, net, and change in fair value of derivative liability and warrants. Transaction-related costs consist primarily of professional fees incurred and retention bonus costs in connection with the Mergers.

Adjusted net loss is a non-GAAP financial measure that is defined as net income (loss) before transaction related costs, stock-based compensation expense,, debt refinancing costs, litigation and settlement expenses, gain on extinguishment of term loan and settlement of derivative liability, net, and change in fair value of derivative liability and warrants.

Fixed cash operating expenses is a non-GAAP measure that is defined as operating expenses less variable lease costs such as servicing costs and underwriting fees, transaction related costs, stock-based compensation expense, debt refinancing costs, depreciation and amortization on property and equipment, intangibles and capitalized software, and litigation and settlement expenses. We believe fixed cash operating expenses illustrates our controllable ongoing expenses.

Adjusted gross profit, adjusted EBITDA and adjusted net loss are useful to an investor in evaluating the Company’s performance because these measures:

•Are widely used to measure a company’s operating performance;
•Are financial measurements that are used by rating agencies, lenders and other parties to evaluate the Company’s credit worthiness; and
•Are used by the Company’s management for various purposes, including as measures of performance and as a basis for strategic planning and forecasting.

Management believes that the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are not part of our core operations, highly variable or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. Management believes that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance. However, these non-GAAP measures exclude items that are significant in understanding and assessing Katapult’s financial results. Therefore, these measures should not be considered in isolation or as alternatives to revenue, net loss, gross profit, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Katapult’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Revenue
Rental revenue	$73,512	$70,716	$150,934	$141,794
Other revenue	1,249	1,170	2,848	2,038
Total revenue	74,761	71,886	153,782	143,832
Cost of revenue	63,253	60,718	124,075	118,315
Gross profit	11,508	11,168	29,707	25,517
Operating expenses	13,437	12,578	27,301	27,463
Income (loss) from operations	(1,929)	(1,410)	2,406	(1,946)
Loss on extinguishment of term loan	—	(1,040)	—	(1,040)
Interest expense and other fees	(3,173)	(5,361)	(6,312)	(10,505)
Interest income	157	26	287	83
Change in fair value of derivative liability and warrants	630	11	4,946	(25)
Income (loss) before income taxes	(4,315)	(7,774)	1,327	(13,433)
Provision for income taxes	(73)	(61)	(29)	(90)
Net income (loss)	$(4,388)	$(7,835)	$1,298	$(13,523)

Net loss attributable to common stockholders	$(7,717)	$(7,835)	$(5,062)	$(13,523)

Weighted average common shares outstanding - basic and diluted	5,491	4,813	5,473	4,716

Net loss per common share attributable to common stockholders - basic and diluted	$(1.41)	$(1.63)	$(0.92)	$(2.87)

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share data)

	June 30,	December 31,
	2026	2025
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,046	$22,432
Restricted cash	6,042	1,048
Property held for lease, net of accumulated depreciation and impairment	69,423	73,691
Prepaid expenses and other current assets	3,427	4,257
Deferred financing costs, net	1,818	3,802
Total current assets	98,756	105,230
Property and equipment, net	136	163
Capitalized software and intangible assets, net	2,773	2,119
Right-of-use assets, non-current	312	339
Security deposits	15	15
Total assets	$101,992	$107,866
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$4,525	$1,891
Accrued liabilities	15,672	17,701
Accrued litigation settlement	1,250	750
Unearned revenue	5,488	4,883
Revolving line of credit, net	74,065	78,727
Derivative liability	8,700	13,600
Lease liabilities	56	51
Total current liabilities	109,756	117,603
Lease liabilities, non-current	362	392
Other liabilities	—	45
Total liabilities	110,118	118,040
MEZZANINE EQUITY
Series A Convertible Preferred Stock, $0.001 par value; 35,000 shares authorized and issued (and outstanding) as of June 30, 2026 and December 31, 2025; stated value $1,000 per share; as of June 30, 2026, liquidation preference was $39.5 million.	11,308	11,308
Series B Convertible Preferred Stock, $0.001 par value; 30,000 shares authorized and issued (and outstanding) as of June 30, 2026 and December 31, 2025; stated value $1,000 per share; as of June 30 2026, liquidation preference was $33.8 million.	16,601	16,601
Total mezzanine equity	27,909	27,909
STOCKHOLDERS' DEFICIT
Common stock, $.0001 par value; 250,000,000 shares authorized; 4,792,405 and 4,750,258 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	109,753	109,003
Accumulated deficit	(145,788)	(147,086)
Total stockholders' deficit	(36,035)	(38,083)
Total liabilities, mezzanine equity and stockholders' deficit	$101,992	$107,866

KATAPULT HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in thousands)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net income (loss)	$1,298	$(13,523)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	82,685	81,180
Depreciation for early lease purchase options (buyouts)	21,577	19,010
Depreciation for impaired leases	14,720	13,932
Change in fair value of derivative liability, warrants, and other	(4,982)	25
Stock-based compensation	858	1,930
Loss on extinguishment of term loan	—	1,040
Amortization of debt discount	—	1,873
Amortization of debt issuance costs, net	2,060	361
Accrued PIK interest expense	—	1,172
Amortization of right-of-use assets	23	161
Changes in operating assets and liabilities:
Property held for lease	(114,078)	(115,784)
Prepaid expenses and other current assets	871	2,947
Accounts payable	2,634	1,036
Accrued liabilities	(2,613)	1,485
Accrued litigation	500	(500)
Lease liabilities	(25)	(159)
Unearned revenues	605	618
Net cash provided by (used in) operating activities	6,133	(3,196)
Cash flows from investing activities:
Purchases of property and equipment	(24)	(24)
Additions to capitalized software	(730)	(636)
Net cash used in investing activities	(754)	(660)
Cash flows from financing activities:
Proceeds from New and Existing Revolving Facilities	8,844	10,013
Principal repayments on New and Existing Revolving Facilities	(13,506)	(12,154)
Payments of deferred financing costs	(1)	(1,204)
Repurchases of restricted stock	(108)	(361)
Net cash used in financing activities	(4,879)	(3,706)
Net increase (decrease) in cash, cash equivalents and restricted cash	608	(7,562)
Cash, cash equivalents and restricted cash at beginning of period	23,480	16,552
Cash, cash equivalents and restricted cash at end of period	$24,088	$8,990

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,890	$7,066
Cash paid for income taxes	$547	$48
Cash paid for operating leases	$54	$112

Supplemental disclosure of non-cash investing and financing activities
Issuance of warrants to purchase common stock in connection with debt refinancing	$—	$3,934
Issuance of common stock in connection with litigation settlements	$—	$752
Issuance of New Term Loan derivative liability in connection with debt refinancing	$—	$3,558
Debt issuance costs accrued but not yet paid	$75	$3,103
Extinguishment of Existing Term Loan	$—	$32,654
Acquisition of intangible asset through accrued liabilities	$509	$—

KATAPULT HOLDINGS, INC.
RECONCILIATION OF NON-GAAP MEASURES AND CERTAIN OTHER DATA (UNAUDITED)
(amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income (loss)	$(4,388)	$(7,835)	$1,298	$(13,523)
Add back:
Interest expense and other fees	3,173	5,361	6,312	10,505
Transaction related costs	979	—	2,672	—
Stock-based compensation expense	312	864	858	1,930
Litigation and settlement expenses	720	178	855	437
Depreciation and amortization on property and equipment, intangibles and capitalized software	319	315	636	645
Provision for impairment of leased assets	820	270	191	420
Provision for income taxes	73	61	29	90
Debt refinancing costs and loss on extinguishment of debt	—	1,145	—	2,116
Interest income	(157)	(26)	(287)	(83)
Change in fair value of derivative liability and warrants	(630)	(11)	(4,946)	25
Adjusted EBITDA	$1,221	$322	$7,618	$2,562

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income (loss)	$(4,388)	$(7,835)	$1,298	$(13,523)
Add back:
Transaction related costs	979	—	2,672	—
Stock-based compensation expense	312	864	858	1,930
Litigation and settlement expenses	720	178	855	437
Debt refinancing costs	—	1,145	—	2,116
Change in fair value of derivative liability and warrants	(630)	(11)	(4,946)	25
Adjusted net income (loss)	$(3,007)	$(5,659)	$737	$(9,015)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating expenses	$13,437	$12,578	$27,301	$27,463
Less:
Transaction related costs	979	—	2,672	—
Servicing costs	1,291	1,127	2,526	2,212
Underwriting fees	750	830	1,408	1,602
Stock-based compensation expense	312	864	858	1,930
Litigation and settlement expenses	720	178	855	437
Depreciation and amortization on property and equipment and capitalized software	319	315	636	645
Debt refinancing costs	—	105	—	1,076
Fixed cash operating expenses	$10,045	$9,159	$21,018	$19,561

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Total revenue	$74,761	$71,886	$153,782	$143,832
Cost of revenue	63,253	60,718	124,075	118,315
Gross profit	11,508	11,168	29,707	25,517
Less:
Servicing costs	1,291	1,127	2,526	2,212
Underwriting fees	750	830	1,408	1,602
Adjusted gross profit	$9,467	$9,211	$25,773	$21,703

CERTAIN KEY PERFORMANCE METRICS

(in thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Total revenue	$74,761	$71,886	$153,782	$143,832

KATAPULT HOLDINGS, INC.
GROSS ORIGINATIONS

	Gross Originations
($ millions)	Q1	Q2	Q3	Q4	Full Year
FY 2026	$64.2	$75.5	$—	$—	$139.7
FY 2025	$64.2	$72.1	$64.2	$77.9	$278.4
FY 2024	$55.6	$55.3	$51.2	$75.2	$237.3